UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2020

CORE LABORATORIES N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-14273	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Strawinskylaan 913 Tower A, Level 9 1077 XX Amsterdam The Netherlands		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (31-20) 420-3191

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value EUR 0.02)	CLB	New York Stock Exchange
Common Stock (Par Value EUR 0.02)	CLB	Euronext Amsterdam Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Rescheduling of Annual Meeting of Shareholders

On March 27, 2020, Core Laboratories N.V. (the “Company” or “Core Lab”) issued a press release announcing that the Company has moved the time and location of its 2020 annual meeting of shareholders (the “2020 Annual Meeting”). The Annual Meeting still will be held on May 20, 2020, but now at 3:30 p.m. CEST at the offices of the Company’s Dutch counsel, NautaDutilh, N.V., whose offices are located at Beethovenstraat 400, 1082 PR Amsterdam, the Netherlands.

On March 26, 2020, the Dutch authorities issued a clarification stating that an earlier pronouncement prohibiting public gatherings in the Netherlands until at least June 1, 2020, due to the effects of COVID-19, did not apply to shareholders’ meetings, as long as the shareholders’ meetings complied with certain precautionary safety measures during the meeting. The Company is committed to keeping all its stakeholders safe at the meeting to be held on May 20, 2020, in compliance with all regulatory safety requirements.

The Company will be filing additional proxy materials with the U.S. Securities Exchange Commission to provide notice setting forth the new time and location of the rescheduled 2020 Annual Meeting.

The press release issued by the Company is attached as Exhibit 99.1 hereto and is incorporated into this Item 8.01 by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements regarding the Company’s current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Specifically, forward-looking statements may include, but are not limited to, the statements regarding the postponement of the 2020 Annual Meeting and the filing of additional proxy materials. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. Such statements are based on current expectations of the Company and are subject to a variety of factors, some of which are not under the control of the Company. Because the information herein is based solely on data currently available, and because it is subject to change as a result of changes in conditions over which the Company has no control or influence, such forward-looking statements should not be viewed as assurance regarding the Company's future performance. The Company undertakes no obligation to publicly update or revise any forward-looking statement to reflect events or circumstances that may arise after the date of this press release, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1Press release issued on March 27, 2020 *

104Cover Page Interactive Data File (embedded within the Inline XBRL document).

CORE LABORATORIES N.V.

EXHIBIT INDEX TO FORM 8-K

EXHIBIT NO.	ITEM

99.1	Press release issued on March 27, 2020 *
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core Laboratories N.V.

Dated: March 27, 2020	By	/s/ Christopher S. Hill
Christopher S. Hill
Chief Financial Officer